Exhibit 99.2

 Gateway ConferenceSeptember 6, 2018

 Disclaimer  FORWARD LOOKING STATEMENTSThis presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intend," "plan" and "will" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, actual events may differ materially from those expressed in or suggested by the forward-looking statements. Factors that could cause these differences include, but are not limited to, the factors set forth in “Risk Factors” included in TPB’s annual report on Form 10-K and other reports filed with the Securities and Exchange Commission from time to time. Any forward-looking statement made by TPB in this presentation speaks only as of the date hereof. New risks and uncertainties come up from time to time, and it is impossible for TPB to predict these events or how they may affect it. TPB has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.This presentation includes industry and market data derived from internal analyses based upon publicly available data or proprietary research and analysis, surveys or studies conducted by third parties and industry and general publications, including those by the Management Science Associates, Inc. (“MSAi”) and Nielsen Holdings, N.V. (“Nielsen”). Third-party industry and general publications, research, surveys and studies generally state that the information contained therein has been obtained from sources believed to be reliable. Although there can be no assurance as to the accuracy or completeness of the included information, we believe that this information is reliable. While we believe our internal analyses are reliable, they have not been verified by any independent sources. Any such data and analysis involve risks and uncertainties and are subject to change based on various factors, including those set forth in “Risk Factors” included in TPB’s annual report on Form 10-K and other reports filed with the Securities and Exchange Commission from time to time.NON-GAAP RECONCILIATIONThis presentation includes certain non-U.S. generally accepted accounting principles (“GAAP") financial measures, including EBITDA, Adjusted EBITDA and Net Debt. Such non-GAAP financial measures are not in accordance with, or an alternative to, financial measures prepared in accordance with GAAP. To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, we use non-U.S. GAAP financial measures, including EBITDA, Adjusted EBITDA and Net Debt. We believe EBITDA and Adjusted EBITDA provide useful information to management and investors regarding certain financial and business trends relating to financial condition and results of operations. Adjusted EBITDA and Net Debt are used by management to compare performance to that of prior periods for trend analyses and planning purposes and are presented to our board of directors. We believe that EBITDA and Adjusted EBITDA are appropriate measures of operating performance because they eliminate the impact of expenses that do not relate to business performance. Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. EBITDA and Adjusted EBITDA exclude significant expenses that are required by U.S. GAAP to be recorded in our financial statements and is subject to inherent limitations. In addition, other companies in our industry may calculate these non-U.S. GAAP measure differently than we do or may not calculate it at all, limiting its usefulness as a comparative measure.  2

 Leading Other Tobacco Products (OTP) provider (not cigarettes)Broad portfolio of compelling brands in higher margin tobacco productsWell positioned for growing vapor and evolving alternative products through NewGen sales engineCreating leverage as an active consolidator through management, regulatory, purchasing and systems  3

# FOCUS BRANDS DRIVE ORGANIC GROWTH

| SMOKELESS | SMOKING | NEWGEN |
| --- | --- | --- |
| Stoker's | ZIG-ZAG | VAPOR BEAST |
| • Among fastest growing MST brands<br>• #2 Chew brand | • #1 Premium paper in U.S. and Canada<br>• #1 MYO Cigar wrap | • Leading vaping ecommerce sites<br>• Distribution engine for vapor and alternatives |



Stoker's
Apple
Stoker's
Stoker's



N°225
ZIG-ZAG
ZIG-ZAG
SLOW BURNING
ZIG-ZAG
WRAPS



JUICE HOG

**% of LTM (6/18) Net Sales**

| SMOKELESS | SMOKING | NEWGEN |
| --- | --- | --- |
| 29% | 37% | 34% |

TURNING POINT BRANDS

Source: MSAi

4

# STOKER'S: LONG-TERM ORGANIC GROWTH

- Acquired Stoker's brand in 2003
- Stoker's was the original "big-bag" chew brand, and its brand equity and quality product drove outperformance in a declining market
- Expanded a highly-differentiated and proprietary moist snuff tub (equivalent to 10 cans) in 2007, which directly competed with Philip Morris and Reynolds
- Owned manufacturing in Dresden, Tennessee that allows the Company to manage costs and keep up with growing demand and preserve proprietary product formulation
- Hit ~70,000 stores in early 2018 with launch of product in 15,000 Dollar General locations
- Industry has had three price increases over the past 18-months which the Company followed; however, TPB continues to price at 25-40% discount to competition




Stoker's
SINCE 1940
WARNING: Smokeless tobacco is addictive.
LONG CUT MINT

**Stoker's MST Effective Share**


3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
2.2%
2.0%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18


LONG CUT WINTERGREEN
Stoker's
NATURAL

**SMOKELESS**

Source: MSAi

TURNING POINT BRANDS

5

 ZIG-ZAG: CONSISTENT SALES WITH TAILWINDS  #1 premium paper in the U.S. and CanadaContinued industry leading share in wraps Developed multiple SKUs for promising Canadian market, as our partner prepares for legalization of recreational cannabis in October 2018Early feedback on U.S. Hemp papers has been very positive  SMOKING  TPB Smoking Segment: Quarterly Reported Sales and Gross Profit  6  $ in millions

# NEWGEN: SALES ENGINE

NEWGEN

- Acquired VaporBeast in November 2016. One of the leading wholesale distributors reaching 4,500 vape shops
- International Vapor Group ("IVG") announced September 6, 2018, is a best in class B2C engine
- VaporBeast and IVG combined, along with Vapor Shark and Vapor Supply, creates a fully integrated supply chain with scale:

Best positioned in the market to navigate complex regulatory environment

Purchasing, logistics and franchise synergies

Top of the fold domain properties

Retail and franchise subsets allow for better understanding consumer trends

TPB core infrastructure in R&D and product development will drive retail wins

TURNING POINT BRANDS

7

# NEWGEN: IVG REVIEW

NEWGEN

- Acquired International Vapor Group ("IVG") for $24 million plus $4.5 million of contingent earnouts. 6/18 LTM Sales of $47.7 million and EBITDA of $4.9 million
- IVG comprises a handful of B2C brands that provide adult consumers vaping experiences across proprietary and third-party vapor products
- Team includes leaders in online marketing, product development, IT infrastructure, retail and distribution
- IVG has nine corporate stores and 25 franchisee locations
  - Will complement seven Vapor Supply corporate stores, seven Vapor Shark corporate stores and 33 Vapor Shark franchisee locations
  - Consolidated TPB family will be second largest vape brick and mortar retailer in country. Good place to understand consumer dynamics across vaping and other alternatives (on top of troves of data from B2C sites)
- TPB purchasing team and logistics will drive significant synergies
- Scale out of leveraging product development and regulatory compliance



IVG LTM (6/18) Sales
B2C Online
International
Retail
Wholesale
Franchise

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, we use non-U.S. GAAP financial measures including EBITDA and Adjusted EBITDA. Please refer to the Appendix (Page 14) for a reconciliation of EBITDA to net income.

8

 BALANCED PORTFOLIO ACROSS CONSUMER CLASSES  9

# EXPERTISE IN REGULATED MARKETS

## WELL-POSITIONED AS AN INDUSTRY CONSOLIDATOR

| 2017 FDA announcement and guidance | TPB Today | TPB Action Plan |
|---|---|---|
| FDA "continuum of risk" guiding principle approach, reaffirmed in 2018 | Expanding our FDA regulatory infrastructure expertise through a leadership team of QA, R&D, legal and scientific professionals | Preparing to preserve our ability to market quality products to adult consumers |
| Extended premarket applications into 2021 & 2022 | Growing share of products in regulated market | Reviewing TPB product lines, determining costs and resources needed for FDA compliance and approval |
| Expected pathway for future innovation | Regulatory changes likely to cause significant disruption among smaller companies | Rationalize low-margin products not justifying FDA investment |
| TPB does not sell cigarettes | | Influence FDA regulatory approach |

**Our teams have significant experience in highly regulated environments**

TURNING POINT BRANDS

10

 GROWING CASH FLOW AND REDUCED LEVERAGE  Increasing Adjusted EBITDA  Reduced Interest Expense  Reduced Leverage (Net Debt / Adjusted EBITDA)  Growing Net Sales  11  $ in millions To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, we use non-U.S. GAAP financial measures including EBITDA and Adjusted EBITDA. We define “Adjusted EBITDA” as net income before interest expense, loss on extinguishment of debt, income taxes, depreciation, amortization, other non-cash items, and other items that we do not consider ordinary course in our evaluation of ongoing, operating performance. Please refer to the Appendix (Page 13) for a reconciliation of Adjusted EBITDA to net income.

# POSITIONED FOR FUTURE CONTINUED GROWTH

**SOLID INFRASTRUCTURE**

- Cash flow from strong focus brands
- Efficient asset-light operating model
- Powerful sales organization and expertise in highly regulated environment
- Innovative, industry-leading management team

**EXPANDED FINANCIAL STRENGTH**

- Reduced debt, leverage and interest levels
- Strong cash flows, high free cash flow conversion

**ATTRACTIVE GROWTH OPPORTUNITIES**

- Organic growth through consistency, innovation, sales force investment and consumer focus
- Accretive acquisition
- Acquisition integration synergies


BIG MOUNTAIN

12

APPENDIX: RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME  13

 APPENDIX: RECONCILIATION OF ADJUSTED EBITDA TO NET INCOMEIVG: LTM (6/18) EBITDA  14